SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 30, 2005

FEDERATED DEPARTMENT STORES, INC.

7 West Seventh Street, Cincinnati, Ohio 45202 (513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Credit Facilities

On August 30, 2005 and in connection with the merger of The May Department Stores Company, a Delaware corporation ("May Delaware"), into a wholly owned subsidiary of Federated Department Stores, Inc. ("Federated"), and the subsequent merger of the subsidiary into Federated (collectively, the "Merger"), Federated and Federated Retail Holdings, Inc. (f/k/a The May Department Stores Company ("May New York")), a New York corporation and wholly owned subsidiary of Federated after the Merger ("Federated Retail Holdings"), satisfied the conditions to borrow under the five-year credit agreement, dated July 18, 2005 (the "Credit Agreement"), among Federated, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A. ("JPMorgan Chase"), as paying agent and an administrative agent, and Bank of America, N.A. ("Bank of America"), as an administrative agent. Federated Retail Holdings became a party to the Credit Agreement through entry into an Accession Agreement, dated as of August 30, 2005, with JPMorgan Chase (the "Accession Agreement"). The Credit Agreement provides for unsecured revolving loans in an aggregate amount not to exceed $2.0 billion outstanding at any particular time, including a $1.0 billion sublimit for the issuance of letters of credit and related accommodations. The aggregate amount of the facility may be increased to $2.5 billion at the option of Federated and Federated Retail Holdings. Borrowings under the Credit Agreement are scheduled to mature on August 30, 2010, and will be used for working capital and general corporate purposes. As of August 30, 2005, there was an aggregate principal amount of $38 million outstanding under the Credit Agreement, representing letter of credit accommodations.

In addition, on August 30, 2005 and in connection with the Merger, Federated and Federated Retail Holdings entered into a 364-day bridge credit agreement (the "Bridge Credit Agreement", and together with the Credit Agreement, the "Credit Agreements") with the lenders from time to time a party thereto and the same agents party to the Credit Agreement, providing for unsecured revolving loans in an aggregate amount not to exceed $5.0 billion outstanding at any particular time. The aggregate amount of the facility will be reduced upon the receipt by Federated or Federated Retail Holdings of net cash proceeds from certain events, including certain sales or other dispositions of assets aggregating $100 million or more, the issuance of certain equity interests and the incurrence of certain long term indebtedness. Borrowings under the Bridge Credit Agreement are scheduled to mature on August 29, 2006, and will be used to pay a portion of the consideration for the Merger or as support for commercial paper issued for such purpose. As of August 30, 2005, there was an aggregate principal amount of $4.58 billion outstanding under the Bridge Credit Agreement.

Federated Retail Holdings is the borrower under each of the Credit Agreements. Federated has agreed to guarantee the obligations of Federated Retail Holdings under each of the Credit Agreements by entering into two guarantee agreements, each dated as of August 30, 2005, with Federated Retail Holdings and JPMorgan Chase (collectively, the "Guarantees"). The interest rates generally applicable to loans borrowed under each of the Credit Agreements are selected by Federated Retail Holdings between (i) for any day, the rate per annum equal to the greater of the prime rate in effect on such day and the federal funds effective rate in effect on such day plus one-half of 1% (such rate, the "Base Rate") and (ii) the rate per annum equal to the London InterBank Offered Rate for such interest period adjusted for statutory reserves, plus an applicable percentage. Under the Bridge Credit Agreement, the applicable percentage is 0.29%, and under the Credit Agreement, the applicable percentage for any day varies between 0.23% and 0.60%, depending on the public debt rating and the interest coverage ratio of Federated in effect on such date. Each of the Credit Agreements also permits competitive bid loans, pursuant to which any lender may choose to submit offers to make loans at certain interest rates offered by such lender. The Credit Agreement also provides for short-term swingline loans (up to a sublimit of $100 million) that bear interest at the Base Rate. Loans under the Credit Agreements may be borrowed, prepaid and reborrowed during the term of the respective agreement.

The Credit Agreements include customary restrictions, events of default and other covenants, including, among other things, covenants regarding delivery of financial statements and other notice requirements, payment of obligations, preservation of existence, maintenance of properties and insurance policies, compliance with laws, and use of proceeds, as well as limitations on subsidiary indebtedness, creation of liens, engaging in certain fundamental changes, and certain sales or other dispositions of assets. The Credit Agreements also include financial covenants requiring Federated and its consolidated subsidiaries to maintain, as of the end of any quarterly measurement period, a leverage ratio that does not exceed 0.62 to 1.00 and an interest coverage ratio that is not below 3.25 to 1.00. The Credit Agreements also contain events of default that permit the acceleration of the loans and the termination of the Credit Agreements, including, but not limited to, payment defaults under the Credit Agreements and under other material debt agreements, the breach of certain covenants, the breach of other covenants after applicable grace periods, the entry of material judgments, and the occurrence of bankruptcy, insolvency or change of control events.

The description above is a summary of the terms of the Credit Agreements and related documents, does not purport to be complete and is qualified in its entirety by reference to the agreements themselves. Copies of the Accession Agreement, Bridge Credit Agreement and Guarantees are attached to this report as Exhibits 10.1, 10.2, 10.3 and 10.4 and each is incorporated herein by reference as though it were fully set forth herein. A copy of the Credit Agreement was filed as Exhibit 99.1 to Federated's Current Report on Form 8-K dated July 19, 2005 and is incorporated herein by reference as though it were fully set forth herein.

On August 30, 2005, the existing five-year credit agreement dated as of June 29, 2001, among Federated, the banks, financial institutions and other institutional lenders parties thereto, Citibank, N.A. ("Citibank"), as an administrative agent and as paying agent, JPMorgan Chase (formerly known as The Chase Manhattan Bank), as an administrative agent, Bank of America (successor in interest to Fleet National Bank ("BofA")), as syndication agent, and BofA, The Bank of New York and Credit Suisse First Boston, as documentation agents, was terminated.

Commercial Paper Program

On August 30, 2005, Federated and Federated Retail Holdings entered into a commercial paper program pursuant to which Federated Retail Holdings may issue and sell its unsecured promissory notes with maturities of up to 397 days (the "Notes") in an aggregate amount outstanding at any particular time not to exceed the then-current borrowing availability of Federated Retail Holdings under the Credit Agreements. Federated has agreed to guarantee the obligations of Federated Retail Holdings under any such Notes.

In connection therewith, Federated and Federated Retail Holdings entered into a letter agreement ("IPA Letter Agreement"), dated August 30, 2005, with Citibank, as issuing and paying agent, amending the Issuing and Paying Agent Agreement, dated January 30, 1997, between Federated and Citibank, for the purpose of substituting Federated Retail Holdings for Federated as the issuer of the Notes thereunder. In addition, on August 30, 2005, Federated and Federated Retail Holdings entered into commercial paper dealer agreements (the "Dealer Agreements") with Banc of America Securities LLC, Goldman, Sachs & Co. and J.P. Morgan Chase Securities Inc. (collectively, the "Commercial Paper Dealers") pursuant to which the Commercial Paper Dealers may agree to purchase Notes from Federated Retail Holdings, or arrange for the sale of Notes by Federated Retail Holdings. The Dealer Agreements replaced Federated's existing commercial paper dealer agreements with the Commercial Paper Dealers.

The description above is a summary of the terms of the IPA Letter Agreement and Dealer Agreements, does not purport to be complete and is qualified in its entirety by reference to the agreements themselves. Copies of the IPA Letter Agreement and Dealer Agreements are attached to this report as Exhibits 10.5, 10.6, 10.7 and 10.8 and each is incorporated herein by reference as though it were fully set forth herein.

May Indentures

On August 30, 2005 and in connection with the Merger, Federated (as successor to May Delaware) and Federated Retail Holdings (f/k/a May New York) entered into supplemental indentures with J.P. Morgan Trust Company National Association ("J.P. Morgan Trust Company"), as trustee, under each of the Indenture, dated as of June 17, 1996 (the "1996 Indenture"), among May Delaware, May New York and J.P. Morgan Trust Company, as trustee, and the Indenture, dated as of July 20, 2004 (the "2004 Indenture"), among May Delaware, May New York and J.P. Morgan Trust Company, as trustee, in each case for the purpose of evidencing the succession of Federated to May Delaware and the assumption by Federated of all of the obligations of May Delaware as guarantor under the 1996 Indenture and the 2004 Indenture and the securities issued under each such indenture.

The description above is a summary of the terms of the supplemental indentures under the 1996 Indenture and the 2004 Indenture, does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures themselves. Copies of these supplemental indentures are attached to this report as Exhibits 10.9 and 10.10 and each is incorporated herein by reference as though it were fully set forth herein.

In addition, on August 30, 2005, Federated (as successor to May Delaware) entered into guarantees for the purpose of guaranteeing all of the obligations of Federated Retail Holdings (f/k/a May New York) under each of (i) the Indenture, dated as of October 1, 1984 (the "1984 Indenture"), between Federated Retail Holdings (f/k/a May New York) and J.P. Morgan Trust Company, as trustee, (ii) the Indenture, dated as of January 15, 1991 (the "1991 Citibank Indenture"), between Federated Retail Holdings (f/k/a May New York) and Citibank, as trustee, and (iii) the Amended and Restated Indenture, dated as of January 15, 1991 (the "1991 J.P. Morgan Indenture"), between Federated Retail Holdings (f/k/a May New York) and J.P. Morgan Trust Company, as trustee, and the securities issued under each such indenture.

The description above is a summary of the terms of the guarantees under the 1984 Indenture, the 1991 Citibank Indenture and the 1991 J.P. Morgan Indenture, does not purport to be complete and is qualified in its entirety by reference to the guarantees themselves. Copies of the guarantees are attached to this report as Exhibits 10.11, 10.12 and 10.13 and each is incorporated herein by reference as though it were fully set forth herein.

Federated Indentures

On August 30, 2005 and in connection with the Merger, Federated contributed its principal operating subsidiaries to Federated Retail Holdings and caused Federated Retail Holdings to assume the obligations under Federated's publicly held debt securities. In connection therewith, Federated and Federated Retail Holdings entered into (i) a supplemental indenture with U.S. Bank National Association ("U.S. Bank"), as trustee, under the Indenture, dated as of December 15, 1994 (the "1994 Indenture"), between Federated and U.S. Bank, as trustee, and (ii) a supplemental indenture with Citibank, as trustee, under the Indenture, dated as of September 10, 1997 (the "1997 Indenture"), between Federated and Citibank, as trustee, for the purpose of evidencing the assumption by Federated Retail Holdings of all of the obligations of Federated under the 1994 Indenture, the 1997 Indenture and the securities issued under each such indenture.

The description above is a summary of the terms of the supplemental indentures under the 1994 Indenture and the 1997 Indenture, does not purport to be complete and is qualified in its entirety by reference to the supplemental indentures themselves. Copies of these supplemental indentures are attached to this report as Exhibits 10.14 and 10.15 and each is incorporated herein by reference as though it were fully set forth herein.

In addition, on August 30, 2005, Federated entered into guarantees for the purpose of guaranteeing all of the obligations of Federated Retail Holdings under each of the 1994 Indenture and the 1997 Indenture and the securities issued under each such indenture. The foregoing description is a summary of the terms of the guarantees under the 1994 Indenture and the 1997 Indenture, does not purport to be complete and is qualified in its entirety by reference to the guarantees themselves. Copies of the guarantees are attached to this report as Exhibits 10.16 and 10.17 and each is incorporated herein by reference as though it were fully set forth herein.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth above in Item 1.01 is incorporated by reference into this Item 1.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On August 30, 2005, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of February 27, 2005, by and among Federated, May Delaware and Milan Acquisition LLC (formerly known as Milan Acquisition Corp.), a wholly owned subsidiary of Federated ("Merger Sub"), May Delaware merged with and into Merger Sub (the "F/M Merger"). As a result of the F/M Merger, May Delaware's separate corporate existence terminated. Upon the completion of the F/M Merger, Merger Sub was merged with and into Federated, and Merger Sub's separate corporate existence terminated.

Pursuant to the F/M Merger, each outstanding share of common stock, par value $0.50 per share, of May Delaware ("May Common Stock") was converted into the right to receive 0.3115 shares of common stock, par value $0.01 per share, of Federated ("Federated Common Stock") and $17.75 in cash. In connection with the F/M Merger, Federated estimates that, in the aggregate, it will issue approximately 100 million shares of Federated Common Stock and pay approximately $5.7 billion in cash to holders of May Common Stock.

The issuance of the Federated Common Stock pursuant to the F/M Merger was registered under the Securities Act of 1933, as amended, pursuant to Federated's registration statement on Form S-4 (File No. 333-123667) (the "Registration Statement") filed with the Securities and Exchange Commission and declared effective on May 26, 2005.

The definitive joint proxy statement/prospectus of Federated and May Delaware, dated May 31, 2005, that forms a part of the Registration Statement contains additional information about the F/M Merger, including information concerning the interests of directors, executive officers and affiliates of Federated and May Delaware in the F/M Merger.

The May Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and listed on the New York Stock Exchange, and the Federated Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. Upon the completion of the F/M Merger, the May Common Stock was delisted from the New York Stock Exchange and deregistered under the Exchange Act.

On August 30, 2005, Federated issued a press release announcing the completion of the F/M Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Financial Statements

The audited consolidated balance sheets of May Delaware as of January 29, 2005, and January 31, 2004, and the related audited consolidated statements of earnings, shareowners' equity and cash flows for each of the three years ended January 29, 2005, and the notes and independent registered public accounting firm's report related thereto (incorporated by reference to May Delaware's Form 10-K/A for the fiscal year ended January 29, 2005).

The unaudited condensed consolidated balance sheets of May Delaware as of April 30, 2005 and May 1, 2004, and the related unaudited condensed consolidated statements of earnings and cash flows for the 13 week periods ending April 30, 2005 and May 1, 2004, and the notes related thereto (incorporated by reference to May Delaware's Form 10-Q for the quarter ended April 30, 2005).

The unaudited condensed consolidated balance sheets of May Delaware as of July 30, 2005 and July 31, 2004, and the related unaudited condensed consolidated statements of earnings for the 13 and 26 week periods ending July 30, 2005 and July 31, 2004, and cash flows for the 26 week periods ending July 30, 2005 and July 31, 2004 and the notes related thereto (incorporated by reference to May Delaware's Form 10-Q for the quarter ended July 30, 2005).

	(b)	Pro Forma Financial Information

To be filed under cover of Form 8-K/A no later than 71 calendar days after the date this Report is required to be filed.

	(c)	Exhibits

2.1

Agreement and Plan of Merger, dated as of February 27, 2005, by and among Federated, May Delaware and Merger Sub (incorporated by reference to May Delaware's Current Report on Form 8-K filed on February 28, 2005)

		10.1	Accession Agreement, dated August 30, 2005, between Federated Retail Holdings and JPMorgan Chase

10.2

Bridge Credit Agreement dated as of August 30, 2005 among Federated, Federated Retail Holdings, the lenders from time to time party thereto, JPMorgan Chase, as paying agent and an administrative agent, and Bank of America, as an administrative agent (the "Bridge Credit Agreement")

10.3

Guarantee Agreement, dated as of August 30, 2005, among Federated, Federated Retail Holdings and JP Morgan Chase, related to the Credit Agreement, dated July 18, 2005, among Federated, the lenders from time to time party thereto, JPMorgan Chase, as paying agent and an administrative agent, and Bank of America, as an administrative agent

		10.4	Guarantee Agreement, dated as of August 30, 2005, among Federated, Federated Retail Holdings and JP Morgan Chase, related to the Bridge Credit Agreement

10.5

Letter Agreement dated August 30, 2005 among Federated, Federated Retail Holdings and Citibank, as issuing and paying agreement, amending the Issuing and Paying Agent Agreement, dated January 30, 1997, between Federated and Citibank

		10.6	Commercial Paper Dealer Agreement dated as of August 30, 2005 among Federated, Federated Retail Holdings and Banc of America Securities LLC

		10.7	Commercial Paper Dealer Agreement dated as of August 30, 2005 among Federated, Federated Retail Holdings and Goldman, Sachs & Co.

		10.8	Commercial Paper Dealer Agreement dated as of August 30, 2005 among Federated, Federated Retail Holdings and J.P. Morgan Securities Inc.

10.9

First Supplemental Trust Indenture, dated as of August 30, 2005, by and among Federated (as successor to May Delaware), Federated Retail Holdings (f/k/a May New York) and J.P. Morgan Trust Company, as trustee, under the Indenture, dated as of June 17, 1996, among May Delaware, May New York and J.P. Morgan Trust Company, as trustee

10.10

First Supplemental Trust Indenture, dated as of August 30, 2005 among Federated (as successor to May Delaware), Federated Retail Holdings (f/k/a May New York) and J.P. Morgan Trust Company, as trustee, under the Indenture, dated as of July 20, 2004, among May Delaware, May New York and J.P. Morgan Trust Company, as trustee

10.11

Guarantee of Securities, dated as of August 30, 2005, by Federated relating to the Indenture, dated as of October 1, 1984, between Federated Retail Holdings (f/k/a May New York, as successor to Associated Dry Goods Corporation) and J.P. Morgan Trust Company (successor to Chemical Bank), as trustee

10.12

Guarantee of Securities, dated as of August 30, 2005, by Federated relating to the Indenture, dated as of January 15, 1991, between Federated Retail Holdings (f/k/a May New York) and Citibank, as trustee

10.13

Guarantee of Securities, dated as of August 30, 2005, by Federated relating to the Amended and Restated Indenture, dated as of January 15, 1991, between Federated Retail Holdings (f/k/a May New York) and J.P. Morgan Trust Company (successor to Bank One Trust Company N.A., successor to The First National Bank of Chicago), as trustee

10.14

Tenth Supplemental Indenture, dated as of as of August 30, 2005 among Federated, Federated Retail Holdings and U.S. Bank (as successor to State Street Bank and Trust Company, as successor to The First National Bank of Boston), as trustee, under the Indenture, dated as of December 15, 1994, between Federated and U.S. Bank, as trustee (the "1994 Indenture")

10.15

Seventh Supplemental Indenture, dated as of August 30, 2005 among Federated, Federated Retail Holdings and Citibank, as trustee, under the Indenture, dated as of September 10, 1997, between Federated and Citibank, as trustee (the "1997 Indenture")

		10.16	Guarantee of Securities, dated as of August 30, 2005, by Federated relating to the 1994 Indenture

		10.17	Guarantee of Securities, dated as of August 30, 2005, by Federated relating to the 1997 Indenture

		23.1	Consent of Deloitte & Touche LLP

		99.1	Press Release of Federated dated August 30, 2005

99.2

The audited consolidated balance sheets of May Delaware as of January 29, 2005, and January 31, 2004, and the related audited consolidated statements of earnings, shareowners' equity and cash flows for each of the three years ended January 29, 2005, and the notes and independent registered public accounting firm's report related thereto (incorporated by reference to May Delaware's Form 10-K/A for the fiscal year ended January 29, 2005)

99.3

The unaudited condensed consolidated balance sheets of May Delaware as of April 30, 2005 and May 1, 2004, and the related unaudited condensed consolidated statements of earnings and cash flows for the 13 week periods ending April 30, 2005 and May 1, 2004, and the notes related thereto (incorporated by reference to May Delaware's Form 10-Q for the quarter ended April 30, 2005)

99.4

The unaudited condensed consolidated balance sheets of May Delaware as of July 30, 2005 and July 31, 2004, and the related unaudited condensed consolidated statements of earnings for the 13 and 26 week periods ending July 30, 2005 and July 31, 2004 and cash flows for the 26 week periods ending July 30, 2005 and July 31, 2004, and the notes related thereto (incorporated by reference to May Delaware's Form 10-Q for the quarter ended July 30, 2005)

FEDERATED DEPARTMENT STORES, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED DEPARTMENT STORES, INC.

Dated: August 30, 2005	By: /s/ Dennis J. Broderick
Name: Dennis J. Broderick
Title: Senior Vice President, General Counsel and Secretary